UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

VIELA BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39067	82-4187338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Medimmune Way, First Floor, Area Two
Gaithersburg, Maryland	20878
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (240) 558-0038

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VIE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On May 13, 2020, Viela Bio, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2020 and providing business highlights. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

On May 13, 2020, the Company issued a press release announcing positive interim Phase 1b data from a study of VIB7734, its novel anti-ILT7 therapy, in patients with cutaneous lupus erythematosus. The full text of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release announcing the Company’s financial results for the first quarter ended March 31, 2020, dated May 13, 2020.

99.2	Press release announcing positive interim Phase 1b data from a study of VIB7734, dated May 13, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIELA BIO, INC.

By:	/s/ Mitchell Chan
Mitchell Chan
Chief Financial Officer

Date: May 13, 2020